UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2025

Date of Report (Date of earliest event reported)

TEN Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Wheeler Way Langhorne, PA	19047
(Address of Principal Executive Offices)	(Zip Code)

1.800.909.9598

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 14, 2025, the audit committee (the “Audit Committee”) of the board of directors of TEN Holdings, Inc., a company formed under the laws of Nevada (the “Company”), approved the dismissal of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm. Also on May 14, 2025, the Audit Committee approved the engagement of ASSENTSURE PAC (“ASSENTSURE”) as the Company’s independent registered public accounting firm.

The reports of Grassi on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for the fiscal years ended December 31, 2024 and December 31, 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through May 14, 2025, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference thereto in its reports on the financial statements of the Company for such periods, or (ii) reportable events (as described under Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Grassi with a copy of this Current Report on Form 8-K and requested that Grassi furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Grassi agrees with the statements herein as they relate to Grassi. A copy of Grassi’s letter dated May 19, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 4.01.

During the fiscal years ended December 31, 2024, and December 31, 2023, and the subsequent interim period through May 14, 2025, neither the Company nor anyone on the Company’s behalf consulted ASSENTSURE regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
16.1	Letter of Grassi dated May 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN Holdings, Inc.

Date: May 19, 2025	By:	/s/ Randolph Wilson Jones III
Randolph Wilson Jones III
Chief Executive Officer and Director

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